SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:            June 25, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                      333-37107                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                    Other Events

Information relating to the distributions to Certificate holders for the May, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                    Financial Statements, Exhibits

           Exhibit No.                     Exhibit

                        1. Monthly Report for the May, 1998 Monthly Period
                           relating to the Home Equity Loan Pass-Through Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.


                                           EXHIBIT INDEX

Exhibit

    1.     Monthly Report for the May, 1998 Monthly
           Period relating to the Home Equity Loan Pass-Through
           Certificates, Series 1998-1, Class A issued by the
           ADVANTA Home Equity Loan Trust 1998-1.





                                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1998-1

BY:        ADVANTA Mortgage Corp., USA




BY:        /s/ William P. Garland
           William P. Garland
           Senior Vice President
           Loan Service Administration



June 30, 1998

                                           EXHIBIT 1


           ADVANTA Mortgage Loan Trust 1998-1

                      Statement to Certificateholders

           Original        Prior
           Face            Principal
Class      Value           Balance         Interest        Principal      Total
A-1            143,000,000.    131,930,614.           631,9      5,912,205        6,544,197.02
A-2              89,000,000      89,000,000           463,5                          463,541.67
A-3              64,000,000      64,000,000           334,4                          334,400.00
A-4              42,000,000      42,000,000           224,7                          224,700.00
A-5              68,000,000      68,000,000           374,0                          374,000.00
A-6              50,000,000      50,000,000           267,9                          267,916.67
A-IO                                                  208,3                          208,333.33
A-7            330,000,000.    320,348,649.        1,563,94      6,043,951        7,607,893.42
A-8              44,000,000      44,000,000           228,8                          228,800.00
M-1              26,000,000      26,000,000           131,0                          131,048.67
M-2              23,000,000      23,000,000           119,7                          119,761.00
B-1              21,000,000      21,000,000           118,9                          118,972.00
RS                                                                                                -

Totals         900,000,000.    879,279,263.        4,667,40    11,956,156.      16,623,563.78

                                           Current         Pass-Through
           Realized        Deferred        Principal       Rates
Class      Losses          Interest        Balance         Current        Next
A-1                                            126,018,409.      5.748400%       5.756300%
A-2                                              89,000,000      6.250000%       6.250000%
A-3                                              64,000,000      6.270000%       6.270000%
A-4                                              42,000,000      6.420000%       6.420000%
A-5                                              68,000,000      6.600000%       6.600000%
A-6                                              50,000,000      6.430000%       6.430000%
A-IO                                                             5.000000%       5.000000%
A-7                                            314,304,697.      5.858400%       5.866300%
A-8                                              44,000,000      6.240000%       6.240000%
M-1                                              26,000,000      6.048400%       6.056300%
M-2                                              23,000,000      6.248400%       6.256300%
B-1                                              21,000,000      6.798400%       6.806300%
RS                                                               0.000000%       0.000000%

Totals                                         867,323,107.13

                           Prior                                                          Current
                           Principal                                                      Principal
Class      CUSIP           Balance         Interest        Principal      Total           Balance
A-1           00755WER3          922.591711        4.419522      41.344094       45.763616     881.247618
A-2           00755WES1                1000        5.208333              0        5.208333           1000
A-3           00755WET9                1000           5.225              0           5.225           1000
A-4           00755WEU6                1000            5.35              0            5.35           1000
A-5           00755WEV4                1000             5.5              0             5.5           1000
A-6           00755WEW2                1000        5.358333              0        5.358333           1000
A-IO          00755WFC5                1000        4.166667              0        4.166667              0
A-7           00755WEX0          970.753482        4.739219      18.315004       23.054223     952.438478
A-8           00755WEY8                1000             5.2              0             5.2           1000
M-1           00755WEZ5                1000        5.040333              0        5.040333           1000
M-2           00755WFA9                1000           5.207              0           5.207           1000
B-1           00755WFB7                1000        5.665333              0        5.665333           1000
RS            AM9801113                   0               0              0               0              0

Delinquent Loan Information:
                                                           90+ Days       Loans           Loans
                           30-59           60-89           excldg f/c,REO in              in
                           Days            Days            & Bkrptcy      REO             Foreclosure
Group 1    Principal Balanc           933,9        2,070,45         298,20                      1,694,535
           % of Pool Balanc        1.91639%        0.42509%       0.06122%        0.00000%       0.03479%
           Number of Loans              171              39              9               0             30
           % of Loans              2.06547%        0.47107%       0.10871%        0.00000%       0.36236%
Group 2    Principal Balanc           776,5        2,461,11           71,1                      2,233,518
           % of Pool Balanc        2.00122%        0.63334%       0.01832%        0.00000%       0.57477%
           Number of Loans               94              31              2               0             26
           % of Loans              2.08982%        0.68920%       0.04446%        0.00000%       0.57803%

                                           Loans in Bankrup       Group 1            601,123.90
                                                                  Group 2            537,027.62
                                                                                  1,138,151.52

General Mortgage Loan Information:
                                                               Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                     491,614,319.    393,319,156.   884,933,475.
Principal Reduction                                              4,556,466        4,728,58      9,285,050
Ending Aggregate Mortgage Loan Balance                        487,057,852.    388,590,572.   875,648,425.

Beginning Aggregate Mortgage Loan Count                               8354            4545          12899
Ending Aggregate Mortgage Loan Count                                  8279            4498          12777

Current Weighted Average Coupon Rate                            10.565368%      10.443734%     10.511306%
Next Weighted Average Coupon Rate                               10.559886%      10.460409%     10.515740%

Mortgage Loan Principal Reduction Information:
                                                               Group I        Group II         Total
Scheduled Principal                                                 674,05           240,0         914,15
Curtailments                                                                                            (
Prepayments                                                      3,549,283        4,299,80      7,849,092
Repurchases/Substitutions                                           333,10           188,8         521,93
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                        4,556,466        4,728,58      9,285,050

Servicer Information:
                                                               Group I        Group II         Total
Accrued Servicing Fee for the Current Period                        172,26           139,9         312,20
Less: Amounts to Cover Interest Shortfalls                             1,4              1,            3,2
Less: Delinquent Service Fees                                         32,5            23,9           56,5
Collected Servicing Fees for Current Period:                        138,20           114,2         252,44

Advanced Principal                                                    43,8              8,           52,7
Advanced Interest                                                   703,33           500,3      1,203,720

                           Other           Subordination
           Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
           Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class      Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                3,881,30           258,0
A-2
A-3
A-4
A-5
A-6
A-IO
A-7                3,967,79           263,7
A-8
M-1
M-2
B-1


Total              7,849,09           521,8

                                                Prior                         Current         Target
                Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
            Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
               Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I          N/A             N/A               2,683,70      1,355,738        4,039,44      7,252,668
Group II          NO          19.329942%           2,970,50      1,315,367        4,285,87    12,008,191.

Total                                              5,654,21      2,671,105        8,325,31    19,260,859.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                                      -

Group II Insured Payment Included in amounts Distributed to                      -



TOTAL AVAILABLE FUNDS:
           Current Interest Collected:                           6,491,263.98

           Principal Collected:                                  8,710,346.51

           Insurance Proceeds Received:                                          -

           Net Liquidation Proceeds:                                             -

           Delinquency Advances on Mortgage Interest:            1,203,720.10

           Delinquency Advances on Mortgage Principal                 52,773.70

           Substitution Amounts:                                    521,930.70

           Trust Termination Proceeds:                                           -

           Investment Earnings on Certificate Account:                14,596.57

           Capitalized Interest Requirement:                                     -

           Pre-Funding Account:                                                  -

           Sum of the Above Amounts:                                            16,994,631.56

LESS:

           Servicing Fees (including PPIS):                         312,200.74

           Dealer Reserve:                                                       -

           Trustee Fees:                                               5,899.56

           Insurance Premiums:                                        52,967.48

           Reimbursement of Delinquency Advances:                                -

           Reimbursements of Servicing Advances:                                 -

           Total Reductions to Available Funds Amount:                               371,067.78

           Total Available Funds:                                                             16,623,563.